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                                                                    Exhibit 10.8

BancorpSouth
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     UNCONDITIONAL AND CONTINUING GUARANTY (the "GUARANTY") BY: OVERHILL CORP
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     (hereinafter the "GUARANTOR")

     For good and valuable consideration, the receipt of which is hereby acknowledged, and to induce BANCORPSOUTH BANK, a Mississippi banking corporation, its successors, participants, transferees, and assigns, (the "Bank") to extend or continue to extend credit to and/or otherwise acquire
Obligations owing by TEXAS TIMBERJACK, INC.                             and its
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successors and assigns, heirs and legal representatives (the "Borrower") and as a condition precedent thereto, and for the benefit to Guarantor from such accommodation. Guarantor hereby agrees as follows:

  1. Guaranty. Guarantor, regardless of any percentage of ownership or interest
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     in Borrower by Guarantor, if any, hereby absolutely, continually, irrevocably, and unconditionally guarantees to Bank the full and prompt payment when due, whether a maturity, by acceleration, or otherwise (check appropriate provision): [X] the full amount of all, or, [ ] to the amount
     of                                        (_________)Dollars, of the
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     indebtedness, liabilities and obligations of Borrower to Bank of every kind and nature, whether absolute or contingent or not, due or to become due, primary or secondary, now existing or hereafter arising, secured or unsecured created directly or acquired indirectly, and however evidenced by any instrument(s) that create(s) or constitute(s) obligation(s) of Borrower to Bank, AND IN ADDITION, all interest thereon and any fees, costs, and expenses or other amounts provided for under the documentation of such obligations, any renewals, extensions, modifications, and/or refinances thereof, and all reasonable fees, costs, and expenses of the Bank's counsel, incurred in connection with any of the Obligations and/or the enforcement of this Guaranty, and any post-bankruptcy petition interest and attorney's fees and any other amounts which Borrower is prohibited or discharged from paying, or which do not otherwise accrue as part of the Obligations due to Borrower's discharge (all hereinafter the "Obligations").

     Nothing in this Guaranty is intended to require nor should it be construed to require the signature of the spouse of any Borrower, if any, in violation of Regulation B.12 CFR Part 202.7 in connection with this or any other indebtedness or Obligations of Borrower to Bank.

     If limited to a stated amount above, Guarantor agrees:

          (a) that any payment made by Guarantor shall only be effective to reduce the stated limit of liability if accompanied by a written transmittal document, received by Bank, advising that such payment is made under this Guaranty for such purpose; and

          (b) that Bank may create, renew, refinance, extend, modify or continue any of the Obligations in excess of said limit and may apply any sums received on the Obligations from any other source to payment of the excess, without reducing the liability of Guarantor hereunder.

  2. Unconditional Guaranty. (a) The liability of Guarantor is primary,
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     absolute, unconditional, continuing, complete and irrevocable, and will not be discharged except by complete and final performance of the Obligations and no act need occur to establish Guarantor's liability hereunder, irrespective of, but not limited to:

     a. the validity or enforceability of the Obligations or any security interest, mortgage or pledge granted by Borrower or by any person(s) secondarily or otherwise liable for any of the Obligations (hereinafter "Other Obligor(s)"), or any other device providing Collateral Security for payment of the Obligations, including the right of setoff against any deposits or credits (hereinafter the "Collateral Security");

     b. the absence of, delay in, or timing of any action by Bank to enforce or exhaust its remedies under or against the Obligations and/or the Collateral Security;

     c. the waiver or consent by Bank with respect to any provision in the documentation of the Obligations or the Collateral Security;

     d. any action to seek or enforce a judgement against Borrower or any Other Obligation(s);

     e. any interruptions in the business relations of Borrower with Bank, or whether the Obligations are assumed by or refinanced for any subsequent borrower;

     f. any failure to obtain properly perfect, protect or insure, or any impairment, deterioration, waste, or loss of any Collateral Security, regardless of the cause;

     g. any other circumstance which might absent the unconditional and continuing nature of this Guaranty, constitute a defense of a Guarantor.

     h.   The liability of Guarantor hereunder shall not be extinguished;

     i. with respect to any amount, regardless of when or by whom paid, which is required to be returned to such Borrower or any trustee or receiver, by reason of the bankruptcy, insolvency, dissolution, or death of such Borrower, or for any other reason, all as though such amount had never been paid.

     j. even though Borrower or Other Obligor has any such obligation discharged in bankruptcy or otherwise by law

     k. until complete and final performance of all Obligations of Borrower to Bank, including the expiration of any and all applicable preference periods under United States Bankruptcy laws, during which period(s) payments on the Obligations may be required to be returned to the payor thereof, or any trustee or other representative.

  3. Direct Liability for Obligations. Regardless of any demand from Guarantor,
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     if any, Bank shall not be bound to seek payment from or exhaust its recourse, in whole or in part, against the Borrower, other Guarantors, if any, or any Other Obligor(s), or upon the Collateral Security, before being entitled to payment from Guarantor hereunder.

  4. Right of Setoff. Bank shall have the right of setoff with respect to
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     deposits and credits in favor of Guarantor as it has with respect to deposits and credits of Borrower.

  5. Bank Action or Inaction. Bank at any time, in Bank's sole discretion, and
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     without the consent of, or notice of Guarantor, and without affecting
     Guarantor's liability hereunder:

     a. change, alter, modify, renew, continue, increase, refinance, extend and/or accelerate all or any of the Obligations, or any part(s) thereof, including the times for performance (whether or not for longer than any original periods) and/or change or modify the interest rates, maturities, payments or other terms of an Obligations and/or the parties thereto, and/or otherwise make changes of any sort whatsoever in the terms of its documentation with the Borrower or manner of doing business with the Borrower, and/or with Other Obligors, or in any other manner whatsoever;

     b. make additional advances against, transfer, amend, restate, substitute, replace, or terminate any existing Obligation and the documentation therefore;

     c. sell, exchange, release, impair, substitute, modify, adjust, or surrender any of the Collateral Security;

     d. take or not take any action as to any or all of the Collateral Security, apply the proceeds of any Collateral Security sale against any of the Obligations in any order or sequence or as it deems vest; or make any election under Section 1111 (b)(2) of the United States Bankruptcy Code; or establish the priority of any Collateral Security;

     e. grant adjustments, forbearances, or indulgences to settle or compromise with, or sue or not sue any Borrower, or any other Guarantor, or Other Obligor as to any or all of the Obligations, and/or subordinate the same or any part thereof to any other obligations or release or refuse to enforce same; and/or

     f. apply all monies received from Borrower or Other Obligors as it deems best.

  6. No Subrogation. No payment by Guarantor or other satisfaction of
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     Guarantor's liabilities hereunder shall entitle Guarantor to any payment from Borrower, from the proceeds of the property of Borrower or from any Collateral Security, and Guarantor relinquishes all of Guarantor's present and future claims, rights, and remedies against Borrower, including but not limited to, the right of contribution, reimbursement, indemnification, subrogation, exoneration, and any right to participate in any claim or remedy the Bank may have against the Borrower, or the Collateral Security, whether such claim or remedy arises in equity, under contract or in law.

  7. Waivers. Guarantor expressly waives TRIAL BY JURY per Section 22 and also
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     waives;

     a.   acceptance and notice of the acceptance of this Guaranty;

     b. diligence, presentment and demand for payment of any of the Obligations or under this Guaranty;

     c. protest, notice of protest, notice of dishonor and/or notice of nonpayment, acceleration of default of or to Guarantor or to any Other Obligor;

     d. discharge under Section 3-605 of the Uniform Commercial Code, any amendments thereto, and any and all other defenses based on suretyship or impairment of collateral;

     e. filings of claims or proofs of claim with any court as to which Borrower or any Other Obligor is subject;

     f. the failure of other persons to sign a guaranty, or any documentation associated with the Obligations;

     g. notice of any adverse change in Borrower's financial condition or of any other fact, if any, which may increase Guarantor's risk; and/or

     h. notice of the amount extension of credit from time to time by Bank to Borrower, the creation, existence, or acquisition of any Obligations hereby guaranteed, and of notice of the amount of Obligations of Borrower to Bank from time to time.

          Guarantor further waives any and all defenses, claims, and discharges of Borrower, or of any Other Obilgor, pertaining to the Obligations or Collateral Security, except the defense of discharge by payment in full, and Guarantor will not assert, plead, or enforce against Bank any defense of waiver, failure of consideration, breach of warranty, lender liability, accord and satisfaction, novation, release, res judicata, statue of frauds, statute of limitations, fraud, incapacity, minority, usury, defense based upon manner of Collateral Security disposition, homestead exemption, valuation, stay or moratorium law, or unenforceablilty, which may be available to Borrower or any Other Obligor.

  8. Borrower's Financial Condition. Guarantor is aware of the financial
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     condition of Borrower and delivers this Guaranty based solely upon independent investigation and not upon any representation of Bank. Guarantor assumes responsibility for obtaining any initial current, ongoing, or additional information concerning Borrower's financial condition as Guarantor may deem necessary, and Guarantor is not relying upon, not expecting bank to furnish Guarantor with any information concerning Borrower's financial condition. Guarantor hereby knowingly accepts the full range of risks incompassed within a contract of "guaranty" including the possibility that Borrower will contact additional Obligations for which Guarantor may be liable hereunder after Borrower's financial condition or ability to pay has deteriorated.

  9. Guarantor's Financial Condition. Guarantor covenants that during the time
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     this Guaranty is in effect, there will be no material adverse change in
     Guarantor's financial status, and Guarantor will not sell, mortgage, pledge or other wise convey or transfer any material portion of Guarantor's property, without first obtaining Bank's written consent therefore.

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 10. Subordination. Guarantor agrees that all of the present and future
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     indebtedness of Borrower to Guarantor, if any, shall be and is hereby subordinated to Bank.

 11. Legal Rates of Interest. Nothing contained herein shall be construed to
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     authorize Bank to charge or collect from Borrower or Guarantor interest that is not yet accrued, is unearned or subject to rebate, or is otherwise not entitled to be collected by Bank under applicable law. To the extent that any performance of this Guaranty would violate any applicable not entitled to be collected by Bank under applicable law, the obligation to be fulfilled by Guarantor shall be reduced to the limit legally permitted, so that this Guaranty shall not require any performance in excess of the limit legally permitted, but such Obligation shall be fulfilled to the limit of the legal validity. Any interest paid hereunder for a Borrower who is a corporation or partnership shall have been contracted for by said corporation or partnership as Borrower, in accordance with applicable law as to interest rates that Texas corporations and/or partnerships may legally contract.

 12. Assignments. Bank may assign its rights under this Guarantor without
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     Guarantor's consent, and any such assignee shall have the same rights and remedies as if originally named herein.

 13. Breach of Guarantor. In the event of any breach by Guarantor of any
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     provision hereof, the liability of Guarantor hereunder, regardless of the term(s) of the Obligations with Borrower shall, at Bank's option, be deemed to have matured, and Bank may take any action necessary to enforce this Guaranty.

 14. No Waiver Rights. No delay or failure on the part of Bank in exercising any
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     rights hereunder shall operate as a waiver of such rights, and any notice or lack of notice on Guarantor shall not be a waiver of the right of Bank to take further action, with or without notice.

 15. Cumulative Remedies. The rights and remedies of Bank hereunder are
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     cumulative and not exclusive of any other rights or remedies provided by law.

 16. Effect of Other Guaranties. This Guaranty does not supersede or cancel any
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     other guaranties given by Guarantor, or any other Guarantor on behalf of
     Borrower, but to the contrary shall be in addition thereto.

 17. Reference to Guarantor/Binding Effect. If more than one Guarantor
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     guarantees the Obligation, each and every guaranty shall be the joint and several undertaking of all such Guarantors. Each reference to Guarantor in any documents associated with Obligations or in any Guaranty shall be construed in the singular or plural as the context may require and shall be deemed to include the heirs, executors, administrators, legal representatives, successors and assigns of any Guarantor, all of whom shall be bound for the full payment of the entire amount guaranteed hereby, and with said Borrower for the payment of the Obligations as if the same were due or owing by Guarantor as a party thereto, whether furnished to or executed by Guarantor or not, or whether executed contemporaneously with this Guaranty or not.

 18. Governing Law. This Guaranty shall be governed by the laws of the State of
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     Texas, without reference to its conflict of laws principles. If Bank brings any action hereunder in any courts, state or federal, in Texas Guarantor consents to and acknowledges personal jurisdiction over Guarantor by such court, and waives any objection to venue in such court.

 19. Severalbilities. If any part of this Guaranty is found invalid, such
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     provision shall be inapplicable and deemed omitted, with the remainder of hereof not invalidated thereby, and still given full force and effect.

 20. Circumstances of Executive/Professional Advise Availability. Guarantor
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     confirms to Bank that Guarantor has either actually consulted or has had the ability to consult or has knowingly chosen not to consult with an attorney of Guarantor's own choosing prior to execution of this Guaranty, therefore Guarantor fully understands and/or assumes total responsibility for legal consequences of executing this Guaranty, that Guarantor has read this Guaranty in full, and understands the terms and conditions hereof, having not relied upon any representations of the Bank as to the nature, terms, or effect of this Guaranty.

 21. Entire Contract. This Guaranty expresses the entire understanding of the
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     parties with respect to the subject matter hereof and may not be waived or varied orally.

 22. Waiver of Trial by Jury. GUARANTOR AND BANK WAIVE ANY RIGHT OF TRIAL BY
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     JURY IN ANY ACTION BY BANK OR BY GUARANTOR IN ANY WAY CONNECTED WITH THIS
     GUARANTY, THE OBLIGATION EVIDENCED HEREBY, INCLUDING THOSE OF BORROWER, UNDER OR ARISING FROM ANY OTHER LOAN DOCUMENTS, THE TRANSACTION(S) RELATED HERETO, OR THE DEBTOR-CREDITOR RELATIONSHIP CREATED HEREBY.

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                               NOTICE TO GUARANTOR

         You are being asked to guarantee this debt, which are called "Obligations": in this Guaranty. This includes all future debts of the Borrower, as well. Think carefully before you sign this Guaranty. If the Borrower does not pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility. You may have to pay up to the full amount of the debt if the Borrower does not pay. You may have to pay late fees or collection costs. The creditor (Bank) can collect this debt from you without first trying to collect from the Borrower. This creditor can use the same collection methods against you that can be used against the Borrower, such as suing you, garnishing you wages, etc. If this debt is ever in default, that fact may become a part of YOUR credit record.
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         IN WITNESS WHEREOF, Guarantor has executed and delivered this guaranty on this the 12/th/ day of APRIL, 2002.
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         Guarantor is a(n) Corporation
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   BY:__________________________________       BY: _____________________________


   BY: _________________________________       BY: _____________________________